MENTOR INCOME FUND, INC.
                               200 Berkeley Street
                           Boston, Massachusetts 02116

                                                               October 2, 2000

Dear Mentor Shareholder:

         The September 27, 2000 Special Meeting of Shareholders of the Mentor Income Fund, Inc. (the "Fund"), for which you previously received proxy materials, has been continued until October 13, 2000 at 2:00 p.m.
         I am writing to encourage you to vote the WHITE proxy card approving the proposals recommended by the Fund's Board of Directors, and to discard the BLUE proxy card you may have received from Karpus Investment Management.

         The Fund's Board again emphasizes to shareholders that it opposes the Karpus proposals. Your Board believes that:

         -- Karpus' primary motivation is self-interest. Karpus has engaged in a similar proxy contest to become an adviser to a closed-end fund at least once before. In that case, Karpus sought and obtained for itself - but not other shareholders a buyout at a premium to the market price. The Board seeks to serve ALL shareholders' interests.

         -- Adoption of the Karpus proposals would be detrimental to your interests.

             - Karpus does not currently manage and to our knowledge has never managed any mutual funds. Shareholders should be aware that managing a closed-end bond fund is much different than managing money for other investors.

             - The proposals outlined in Karpus' proxy may, if implemented, hurt the Fund's ability to maintain its current level of dividends and otherwise achieve its investment objective.

         Furthermore, Institutional Shareholder Services ("ISS"), an independent proxy consultant, issued a report to its clients recommending that shareholders vote FOR the Board's recommendations on the WHITE proxy card, including the new investment advisory agreement with U.S. Bank. ISS recommended that shareholders discard the BLUE proxy card. ISS is hired by institutional brokerage clients to interview both sides in a proxy contest and then provide an unbiased recommendation as to how to vote. ISS recommended a vote FOR the advisory agreement with U.S. Bank.

         Your Board of Directors wishes to maximize the value of your investment in the Fund. The Board believes that U.S. Bank is an adviser with substantial experience and expertise in managing closed-end funds and encourages you to approve U.S. Bank as the Fund's new investment adviser.

         Your Board of Directors strongly urges you NOT to sign or return any BLUE proxy card you may receive from Karpus. If you have already signed and returned the BLUE proxy card, you may revoke that proxy by signing and returning a later-dated WHITE proxy card to the Fund. Your Board strongly encourages you to sign and return the enclosed WHITE proxy card.

         WE ASK YOU TO JUDGE FOR YOURSELF WHETHER THE INTERESTS OF KARPUS ARE REALLY THE SAME AS YOURS.

         All you need to do at this time is the following:

         1. Sign, date and mail the Fund's WHITE proxy card as soon as possible, or vote in support of the Fund's proposals by fax at 1-800-733-1885.

         2. DO NOT sign or return any BLUE proxy card you may receive from Karpus, even as a protest vote against Karpus.

         3. If you have already returned Karpus' blue proxy card, you may revoke that proxy by signing and returning a later-dated WHITE proxy card to the Fund

         4. If your shares are held in "Street-Name", please consult your broker or your financial institution. Please be sure that the person responsible for your account votes your shares by directing him or her to execute on your behalf a WHITE proxy card and return it to the Fund.

         It is important that your shares be voted, no matter how many or how few shares you own, and we urge you to voice your opposition to Karpus by voting FOR the Fund's proposals on the WHITE proxy card.

         Thank you for your careful attention to the issues, and for your continued trust in and support of the Fund. If you have any questions or need assistance in voting your shares, please telephone toll-free 877-504-5025.


                                                      Respectfully,

                                                      /s/ W. Douglas Munn

                                                      W. Douglas Munn
                                                      President
                                                      Mentor Income Fund, Inc.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                            MENTOR INCOME FUND, INC.

                      PROXY FOR THE MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 2000


     The undersigned, revoking all Proxies heretofore given, hereby appoints Catherine E. Foley, Sally E. Ganem, Maureen E. Towle and Beth K. Werths or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Mentor Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders of the Fund to be held at 10:00 a.m. on September 27, 2000 at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                        Date                 , 2000


                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s) and Title(s), if applicable

          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MENTOR INCOME FUND, INC. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


                                                FOR      AGAINST     ABSTAIN

1. To approve a new investment advisory         [ ]      [ ]         [ ]
     agreement between the Fund and U.S.
     Bank National Association.


                                                FOR
                                                ALL NOMINEES       WITHHOLD
                                                LISTED             AUTHORITY
                                                (*except as
                                                noted at left)

2.   To elect members of the Board of           [ ]                [ ]
       Directors of the Fund to hold office
       until their successors are duly elected
       and qualified.

(01)  Robert J. Dayton      (02)  Roger A. Gibson      (03) Andrew M. Hunter III
(04)  Leonard W. Kedrowski  (05)  John M. Murphy, Jr.  (06) Robert L. Spies
(07)  Joseph D. Strauss     (08)  Virginia L. Stringer

*INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name or number on the line provided below.

                                                 FOR      AGAINST     ABSTAIN

3. To approve the  amendment to Article I of     [ ]      [ ]         [ ]
      the Fund's  Restated and Amended
      Articles of Incorporation changing
      the name of the Fund to American
      Income Fund Inc.

                                                 FOR      AGAINST     ABSTAIN

4.  To approve the  amendment  to Article II     [ ]      [ ]         [ ]
      of the Fund's  Restated and Amended
      Articles of Incorporation deleting
      Section 2 thereof.

                                                 FOR      AGAINST     ABSTAIN

5.  To ratify the selection of KPMG LLP as      [ ]      [ ]         [ ]
       independent accountants.

                                                 FOR      AGAINST     ABSTAIN

6.  To consider and vote upon such other         [ ]      [ ]         [ ]
       matters as may properly come before
       said meeting or any adjournments
       thereof.